                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                       --------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       --------------------------------


        Date of report (Date of earliest event reported):  May 20, 1997


                               LG&E ENERGY CORP.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


          Kentucky                        1-10568               61-1174555
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
of incorporation)                                           Identification No.)


                             220 West Main Street
                                P.O. Box 32030
                             Louisville, KY 40232
                             --------------------
                    (Address of Principal Executive Officer)


      Registrant's telephone number, including area code:  (502) 627-2000

Item 5.   Other Events

Merger Agreement with KU Energy Corporation.

     As reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 1997, LG&E Energy Corp., a Kentucky corporation ("LG&E Energy"), and KU Energy Corporation, a Kentucky corporation ("KU Energy"), entered into an Agreement and Plan of Merger dated as of May 20, 1997 (the "Merger Agreement") providing for a merger of LG&E Energy and KU Energy. Pursuant to the Merger Agreement, KU Energy will be merged with and into LG&E Energy, with LG&E Energy as the surviving corporation (the "Merger"). The Merger, which was unanimously approved by the Boards of Directors of KU Energy and LG&E Energy, is expected to close shortly after all of the conditions to consummation of the Merger, including the receipt of all applicable regulatory and shareholder approvals, are met or waived, as set forth in the Merger Agreement.

     Also as reported in the Form 8-K filed on May 22, 1997, simultaneously with the execution and delivery of the Merger Agreement, LG&E Energy and KU Energy also entered into reciprocal stock option agreements (the "Stock Option Agreements").

     The Merger Agreement, including certain exhibits thereto, and the Stock Option Agreements are attached as exhibits hereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.



Exhibit No.                   Title
-----------                   -----

2 Agreement and Plan of Merger, dated as of May 20, 1997, by and between LG&E Energy and KU Energy, including certain exhibits thereto (the "Merger Agreement")

99.1 KU Energy Stock Option Agreement, dated as of May 20, 1997, by and between KU Energy and LG&E Energy.

99.2 LG&E Energy Stock Option Agreement, dated as of May 20, 1997, by and between LG&E Energy and KU Energy.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LG&E ENERGY CORP.


                                    By: /s/ Victor A. Staffieri
                                        -----------------------
                                        Name:  Victor A. Staffieri
                                        Title: Chief Financial Officer


Dated:  May 30, 1997

                                 EXHIBIT INDEX

                               LG&E ENERGY CORP.

                          Current Report on Form 8-K
                              Dated May 30, 1997

Exhibit No.                 Title
-----------                 -----

2 Agreement and Plan of Merger, dated as of May 20, 1997, by and between LG&E Energy and KU Energy, including certain exhibits thereto (the "Merger Agreement")

99.1 KU Energy Stock Option Agreement, dated as of May 20, 1997, by and between KU Energy and LG&E Energy.

99.2 LG&E Energy Stock Option Agreement, dated as of May 20, 1997, by and between LG&E Energy and KU Energy.


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